Exhibit 10.1

AMENDMENT TO SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDMENT TO SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”), dated as of October 24, 2012 and effective as of October 1, 2012, is made by and between TransDigm Group Incorporated, a Delaware corporation (the “Company”), and W. Nicholas Howley (“Executive”).

W I T N E S S E T H:

WHEREAS, the Company and Executive are parties to the Second Amended and Restated Employment Agreement, dated as of February 24, 2011 (the “Employment Agreement”) setting forth certain terms and conditions of Executive’s employment with the Company; and

WHEREAS, the Company and Executive desire to amend the Employment Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements set forth below, the parties hereto agree as follows:

1. Amendments. Each of Section 4(h), Section 4(i) and Section 4(j) of the Employment Agreement is hereby deleted in its entirety.

2. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

3. Governing Law. This Amendment shall be governed, construed, interpreted and enforced in accordance with the substantive laws of the State of Ohio.

4. Full Force and Effect. Except as expressly amended by this Amendment, all other terms and conditions of the Employment Agreement shall remain in full force and effect and unmodified hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Executive Vice President and Chief Financial Officer

EXECUTIVE

/s/ W. Nicholas Howley
W. Nicholas Howley